EXHIBIT 99.1

(i)

AL CONSEJO DE ADMINISTRACION Y
A LOS ACCIONISTAS DE
GRUPO SUR PROMOCIONES DE MEXICO, S.A. DE C.V.

HE EXAMINADO EL ESTADO DE POSICION FINANCIERA DE GRUPO SUR PROMOCIONES DE MEXICO, S. A. DE C.V. AL 31 DE DICIEMBRE DEL 2006 Y DE 2005 Y LOS ESTADOS DE RESULTADOS DE VIARIACIONES EN EL CAPITAL CONTABLE Y DE CAMBIOS EN LA SITUACION FINANCIERA EN BASE A EFECTIVO QUE LE SON RELATIVOS POR EL ANO TERMINADO EN ESA FECHA.

MI EXAMEN SE EFECTUO DE ACUERDO CON LAS NORMAS DE AUDITORIA GENERALMENTE ACEPTADAS Y EN CONSECUENCIA INCLUYO PRUEBAS DE LOS LIBROS Y DOCUMENTOS DE CONTABILIDAD Y OTROS PROCEDIMIENTOS DE AUDITORIA QUE CONSIDERE NECESARIOS EN LAS CIRCUNSTANCIAS.

LA COMPANIA OMITIO REVELAR LOS EFECTOS DE LA INFLACION Y LOS ESTADOS FINANCIEROS POR EL EJERCICIO TERMINADO EL 31 DE DICIEMBRE DEL 2006 Y DE 2005 EN CONSECUENCIA NO INCLUYEN COMO LO REQUIEREN LOS PRINCIPIOS DE CONTABILIDAD GENERALMENTE ACEPTADOS EL RECONOCIMIENTO DE LOS EFECTOS DE LA INFLACION EN INVENTARIOS, COSTO DE VENTAS, PROPIEDADES Y EQUIPO, DEPRECIACION ACUMULADA Y DEL EJERCICIO, CAPITAL CONTABLE Y POSICION MONETARIA, NI LA DETERMINACION DEL RESULTADO POR TENENCIA DE ACTIVOS NO MONETARIOS.

EN MI OPINION EXCEPTO POR LA FALTA DE RECONOCIMIENTO DE LOS EFECTOS DE LA INFLACION EN LA INFORMACION FINANCIERA SEGUN SE EXPLICA EN EL PARRAFO ANTERIOR, LOS ESTADOS FINANCIEROS ADJUNTOS PRESENTAN RAZONABLEMENTE LA SITUACION FINANCIERA DE GRUPO SUR PROMOCIONES DE MEXICO, S. A. DE C. V., AL 31 DE DICIEMBRE DEL 2006 Y DE 2005, LOS RESULTADOS DE SUS OPERACIONES, LAS VARIACIONES EN SU CAPITAL CONTABLE Y LOS CAMBIOS EN LA SITUACION FINANCIERA EN BASE A EFECTIVO POR EL EJERCICIO TERMINADO EN ESA FECHA, DE CONFORMIDAD CON PRINCIPIOS DE CONTABILIDAD GENERALMENTE ACEPTADOS Y APLICADOS CONSISTENTEMENTE.

C. P. VLADIMIR ROBLES GARCIA NO. DE REGISTRO DE LA DIRECCION GENERAL DE FISCALIZACION 11171



MEXICO, D. F. 9 DE JUNIO DEL 2006.

                  GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
                          ESTADO DE POSICION FINANCIERA
                      AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                (CIFRAS EN PESOS)


                                                     2006               2005
                                                 -----------        -----------
              ACTIVO

EFECTIVO EN CAJA Y BANCOS                            218,816            235,456
VALORES DE IMMEDATA REALIZACION                        9,217            509,207
                                                 -----------        -----------
TOTAL DE EFECTIVEO E INVERSIONES
   TEMPORALES                                        228,033            744,663
CUENTAS A COBRAR                                  12,256,685          7,666,733
PAGOS ANTICIPADOS                                    478,810            532,597
                                                 -----------        -----------
TOTAL DE ACTIVO CIRCULANTE                        12,963,528          8,943,993

         ACTIVO FIJO

INMUEBLES, MAQUINARIA Y EQUIPO                     3,990,437          3,674,265
DEPRECIACIONES                                     2,654,635          2,057,471
                                                 -----------        -----------
INMUEBLES, MAQUINARIA Y EQUIPO (NETO)              1,335,802          1,616,794
                                                 -----------        -----------

TOTAL DE ACTIVO                                   14,299,330         10,560,787
                                                 ===========        ===========

          PASIVIO

DOCUMENTOS POR PAGAR                                      --             17,973
ACREEDORES DIVERSOS                                3,062,594          2,482,644
PROVEEDORES                                        4,004,786             40,306
IMPUESTOS POR PAGAR                                1,545,644          1,031,007
                                                 -----------        -----------
TOTAL DEL PASIVO A CORTO PLAZO                     8,613,024          3,571,930

     CAPITAL CONTABLE

CAPITAL SOCIAL PROVENIENTE DE
      APORTACIONES                                   100,000            100,000
UTILIDADES RETENIDAS DE EJERCICIOS
      ANTERIORES                                   6,617,008          8,106,674
RESULTADO EJERCICIO 2007                          (1,030,702)        (1,217,817)
                                                 -----------        -----------

TOTAL DEL CAPITAL CONTABLE                         5,686,306          6,988,857
                                                 -----------        -----------

TOTAL DEL PASIVO Y CAPITAL CONTABLE               14,299,330         10,560,787
                                                 ===========        ===========

LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

                  GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
                              ESTADO DE RESULTADOS
                POR LOS EJERCICIOS COMPRENDIDOS DEL 1 DE ENERO AL
                        31 DE DICIEMBRE DE 2006 Y DE 2005
                                (CIFRAS EN PESOS)


                                                     2006              2005
                                                 ------------      ------------

INGRESOS POR SERVICIOS                            211,239,437       146,982,025
GASTOS POR SERVICIOS                              194,339,706       130,958,443
                                                 ------------      ------------

UTILIDAD DE OPERACION                              16,899,731        16,023,582

GASTOS DE ADMINISTRACION                           18,018,552        17,316,909
                                                 ------------      ------------

PERDIDAS  ANTES DE OTROS INGRESOS Y GASTOS:        (1,118,821)       (1,293,327)
OTROS INGRESOS Y (GASTOS):

INGRESO INTEGRAL DE FINANCIAMIENTO                     88,119            75,510
                                                 ------------      ------------
PERDIDAS ANTES DE IMPUESTOS                        (1,030,702)       (1,217,817)

PROVISIONES PARA IMPUESTOS                                 --                --
                                                 ------------      ------------

PERDIDA NETA                                       (1,030,702)       (1,217,817)
                                                 ============      ============

LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

                  GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
                  ESTADO DE VARIACIONES EN EL CAPITAL CONTABLE
       POR LOS EJERCICIOS TERMINADOS AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                (CIFRAS EN PESOS)


                                     CAPITAL                         TOTAL DE
                                     SOCIAL        UTILIDADES        CAPITAL
                                     NOMINAL        RETENIDOS        CONTABLE
                                   -----------     -----------      -----------

SALDO AL 31 DE DICIEMBRE 2004          100,000      11,222,472       11,322,472
PERDIDA DE EJERCICIO 2005                   --      (1,217,817)      (1,217,817)
APLICACION DE IMPUESTOS                     --      (3,115,798)      (3,115,798)
                                   -----------     -----------      -----------
SALDO AL 31 DE DICIEMBRE 2005          100,000       6,888,857        6,988,857
PERDIDA DE EJERCICIO 2006                   --      (1,030,702)      (1,030,702)
APLICACION DE IMPUESTOS                     --        (271,849)        (271,849)
                                   -----------     -----------      -----------
SALDO AL 31 DE DICIEMBRE 2006          100,000       5,586,306        5,686,306
                                   ===========     ===========      ===========

LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

                     GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
                     ESTADO DE CAMBIOS EN LA SITUACION FINANCIERA
          POR LOS EJERCICIOS TERMINADOS AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                  (CIFRAS EN PESOS)


                                                              2006            2005
                                                           ----------      ----------
OPERACIONES
PERDIDA DEL ANO                                            (1,030,702)     (1,217,817)
DEPRECIACIONES                                                597,164         532,090

AUMENTO O DIDMINUCION EN
 CUENTAS A COBRAR                                          (3,589,321      (1,040,842)
 PAGOS ANTICIPADOS                                           (946,845)      2,695,950
 IMPUESTOS A PAGAR                                           (271,848)     (3,115,798)
 PROVEEDORES Y OTROS PASIVOS                                5,041,093         238,034
                                                           ----------      ----------

RECURSOS UTILIZADOS POR LA OPERACION                         (200,459)     (1,767,883)

RECURSOS UTILIZADO POR INVERSION
 ACTIVO FIJO                                                 (316,172)       (397,777)

DISMINUCION EN EFECTIVO E INVERSIONES TEMPORALES             (516,631)     (2,165,660)
EFECTIVO Y INVERSIONES TEMPORALES AL PRINCIPIO DEL
   EJERCICIO                                                  744,663       2,910,324
                                                           ----------      ----------

EFECTIVO Y INVERSIONES TEMPORALES AL FINAL DEL PERIODO        228,033         744,664
                                                           ==========      ==========

LAS NOTAS ADJUNTAS SON PARTE INTEGRANTE DE ESTE ESTADO FINANCIERO

                                         -5-

                  GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
                         NOTAS A LOS ESTADOS FINANCIEROS
       POR LOS EJERCICIOS TERMINADOS AL 31 DE DICIEMBRE DE 2006 Y DE 2005
                                (CIFRAS EN PESOS)


NOTA NO. 1 OPERACIONES

EL GIRO DE LA EMPRESA ES LA PRESTACION DE TODA CLASE DE SERVICIOS EN LOS RAMOS DE MERCADOTECNIA, LA PUBLICIDAD, LA PROMOCION DE VENTAS, ADMINISTRACION DE VENTAS Y RELACIONES INDUSTRIALES.

NOTA NO. 2  RESUMEN DE LAS POLITICAS CONTABLES SIGNIFICATIVAS.

A CONTINUACION SE PRESENTA UN RESUMEN DE LAS POLITICAS CONTABLES MAS SIGNIFICATIVAS UTILIZADAS EN LA PREPARACION DE LOS ESTADOS FINANCIEROS.

A) PROPIEDADES Y EQUIPOS.

LAS PROPIEDADES Y EQUIPOS SE REGISTRAN A SU COSTO DE ADQUISICION. LAS MODIFICACIONES Y MEJORAS DE IMPORTANCIA SON CAPITALIZADAS MIENTRAS QUE LOS REEPLAZOS, REPARACIONES Y MANTENIMIENTO QUE NO PROLONGAN LA VIDA UTIL DE LOS ACTIVOS SON CARGADOS A LOS GASTOS DE EJERCICIO EN QUE SE EFECTUAN.

B) DEPRECIACION

PARA EL CACULO DE LA DEPRECIACION SE SIGUE EL METODO DE LINEA RECTA TANTO PARA EFECTOS FINANCIEROS COMA PARE EFECOTS FISCALES DE ACUERDO A LAS SIGUIENTES TASAS ANUALES.

MOBILIARIO Y EQUIPO                    10%
EQUIPO DE COMPUTO                      30%
EQUIPO DE TRANSPORTE                   25%

EL COSTO DE ADQUISICION, LA DEPRECIACION ACUMULADA Y EL VALOR EN LIBROS DE LAS PROPIEDADES Y EQUIPOS AL 31 DE DICIEMBRE DEL 2006 Y 2005 SE INTEGRAN COM SIGUE:

                                         PARA 31 DE DICIEMBRE DE 2006
                              --------------------------------------------------
CONCEPTO                        VALOR DE         DEPRECIACION         VALOR DE
                              ADQUISICION         ACUMULADA            LIBROS
                              ------------       ------------       ------------

MOBIARIO Y EQUIPO                1,045,502            526,361            519,141
EQUIPO DE COMPUTO                1,539,251          1,030,674            508,577
EQUIPO DE TRANSPORTE             1,405,684          1,097,600            308,084
                              ------------       ------------       ------------

TOTALES                          3,990,437          2,654,635          1,335,802
                              ============       ============       ============


                                         PARA 31 DE DICIEMBRE DE 2005
                              --------------------------------------------------
CONCEPTO                        VALOR DE         DEPRECIACION         VALOR DE
                              ADQUISICION         ACUMULADA            LIBROS
                              ------------       ------------       ------------

MOBIARIO Y EQUIPO                1,030,220            422,906            607,314
EQUIPO DE COMPUTO                1,238,361            819,441            418,920
EQUIPO DE TRANSPORTE             1,405,684            815,124            590,560
                              ------------       ------------       ------------
TOTALES                          3,674,265          2,057,471          1,616,794
                              ============       ============       ============

C) INDEMNIZACIONES Y PAGOS DE PRIMAS DE ANIQUEDAD

LAS COMPENSACIONES ACUMULADAS A FAVOR DE LOS TRABAJADORES DE ACUERDO CON SU ANTIGUEDAD ESTIPULADAS EN LA LEY FEDERAL DEL TRABAJO SE REGISTRAN CUANDO SUCEDEN LOS RETIROS O LAS RENUNCIAS DEL PERSONAL, COMO GASTOS DEL EJERCICIO EN QUE SE CUBREN INCLUYENDO LAS PRIMAS DE ANTIGUEDAD

NOTA NO. 3 CAPITAL SOCIAL

EL CAPITAL SOCIAL ES DE CIEN MIL PESOS REPRESENTADO POR 100 ACCIONES NOMINATIVAS LIBERADAS CON UN VALOR NOMINAL DE UN MIL PESOS CADA UNA.


NOTA NO. 4 RESTRICCIONES A LAS UTILIDADES ACUMULADAS

  A) RESPECTO A LAS UILIDADES ACUMULADAS NO SE EFECTUARA RRETENCION ALGUNA DE IMPUESTO SOBRE LA RENTA EN PAGO DE DIVIDENDOS, CUANDO LAS UTILIDADES QUE SE DISTRIBUYAN PROVENGAN DEL SALDO DE LA CUENTA DE "UTILIDAD FISCAL NETA" SENALADA EN EL ARTICULO 88 DE LA LEY DEL I.S.R. EN CASO DE QUE NO PROVENGAN DEL SALDO DE ESA CUENTA, EL IMPUSTO A RETENER SERA DEL 29% SOBRE LA BASE DE MULTIPLICAR EL IMPORTE DE LA DISTRIBUCION POR EL FACTOR DE 1.38989 DE ACUERDO CON LO ESTABLECIDO EN EL ART. 11 EL IMPORTE QUE SE DISTRIBUYA COMO DIVIDENDOS NO DEBE EXCEDER LAS UNILIDIDES CONTABLES REPARTIBLES.

  B) LA UTILIDAD NETA DEL ANO ESTA SUJETA A LA DISPOSICION LEGAL QUE REQUIERA QUE EL 5% DE LAS UTILIDADES DE CADA ANO SEA TRASPASADA A LA RESERVA LEGAL HASTA QUE ESTA SEA IGUAL AL 20% DEL CAPITAL SOCIAL, ESTA RESERVA NO ESTA SUJETA A DISTRIBUCION A LOS ACCIONISTAS DURANTE LA EXISTENCIA DE LA COMPANIA EXCEPTO SI ES RREPARTIDA COMO DIVIDENDOS EN ACCIONES.


NOTA NO. 5 PASIVO CONTIGENTE

DE CONFORMIDAD CON LA LEY FEDERAL DEL TRABAJO, LA COMPANIA TIENE UN PASIVO CONTINGENTE POR EL PAGO DE RETIROS, INDEMINZACIONES A EMPLEADOS Y TRAJADORES QUE SEAN DESPEDIDOS BAJO CIERTAS CIRCUNSTANCIAS COMO SE SENALA EN LA NOTA NO. 2 ANTERIOR. NO ES POLITICA DE LA COMPANIA REGISTRAR PASIVO ALGUNO POR ESTA CONTINGENCIA.

ESTAS NOTAS SON  PARTE INTERGRANTE DE LOS ESTADOS FINANCIEROS.

(ii) TRANSLATION OF (i) INTO ENGLISH AND UNITED STATES DOLLARS To the Board of Directors and Stockholders Grupo Sur Promociones de Mexico S.A. de C.V.

I have audited the accompanying Balance Sheets of Grupo Sur Promociones de Mexico S.A. de C.V. as of December 31, 2006 and 2005, and the related Statements of Operations, Stockholders Equity , and Cash Flows for the periods then ended.

I conducted my audits in accordance with generally accepted auditing standards that include tests of the accounting records and other auditing procedures that I considered necessary under the circumstances.

The Company has omitted recording the effects of inflation at December 31, 2006 and 2005. Therefore, they have not complied with the generally accounting principle to record inflation effecting inventory, cost of sales, property and equipment , accumulated depreciation and cash flow.

In my opinion, except for non recogonition of inflation as explained in the above paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of Grupo Sur Promociones de Mexico S.A. de C.V. as of December 31, 2006 and 2005, and the results of its operations, stockholder's equity and its cash in conformity with generally accepted accounting principles.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
BALANCE SHEETS
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


                                                   December 31,     DECEMBER 31,
                                                      2006             2005
                                                   -----------      -----------

ASSETS
Current assets:

Cash and cash equivalents                          $    20,968      $    69,524
Accounts receivable                                  1,127,000          715,788
Prepaid and deposits                                    44,026           49,724
                                                   -----------      -----------
     TOTAL CURRENT ASSETS                            1,191,994          835,036

Property and equipment                                 366,920          343,040
Depreciation                                          (244,093)        (192,091)
                                                   -----------      -----------
Property and equipment (net)                           122,827          150,949
                                                   -----------      -----------
   TOTAL ASSETS                                    $ 1,314,821      $   985,985
                                                   ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

Note payable                                       $        --      $     1,678
Accounts payable                                       368,239            3,763
Accrued expenses                                       281,605          231,787
Accrued taxes                                          142,122           96,258
                                                   -----------      -----------
  TOTAL CURRENT LIABILITIES                            791,966          333,486

Stockholders' equity:

Paid-in capital                                          9,336            9,336
Accumulated other comprehensive loss                   (36,612)          (1,735)
Retained earnings                                      644,899          756,862
Current year deficit                                   (94,768)        (111,964)
                                                   -----------      -----------
   TOTAL STOCKHOLDERS' EQUITY                          522,855          652,499


   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 1,314,821      $   985,985
                                                   ===========      ===========


   The accompanying notes are an integral part of these financial statements.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
STATEMENTS OF OPERATIONS
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


                                        FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                         DECEMBER 31, 2006     DECEMBER 31, 2005
                                         -----------------     -----------------


REVENUES FROM SERVICES                      $ 19,422,351         $ 13,513,227
COST OF SERVICES                              17,868,510           12,040,052
                                            ------------         ------------


GROSS PROFIT                                   1,553,841            1,473,175

OPERATING EXPENSES
 General and administrative expenses           1,656,711            1,592,081
                                            ------------         ------------
TOTAL OPERATING EXPENSES                       1,656,711            1,592,081


LOSS FROM OPERATIONS                            (102,870)            (118,906)

OTHER INCOME AND (EXPENSE)
 Interest income                                   8,102                6,942
 Provision for income taxes                           --                   --
                                            ------------         ------------
NET LOSS                                    $    (94,768)        $   (111,964)
                                            ============         ============


   The accompanying notes are an integral part of these financial statements.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
STATEMENTS OF STOCKHOLDERS' EQUITY
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


                                                                                          TOTAL
                                      PAID IN         RETAINED      COMPREHENSIVE     STOCKHOLDERS'
                                      CAPITAL         EARNINGS          INCOME           EQUITY
                                    -----------     -----------      -----------      -----------

BALANCE DECEMBER 31, 2004           $     9,336     $ 1,047,763      $        --      $ 1,057,098
NET LOSS FOR THE YEAR                        --        (111,964)              --         (111,964)
LOSS ON TRANSLATION                          --              --           (1,735)          (1,735)
                                                                                      -----------
COMPREHENSIVE LOSS                           --              --               --         (113,699
PRIOR YEAR ADJUSTMENT FOR TAXES              --        (290,900)              --         (290,900)
                                    -----------     -----------      -----------      -----------
BALANCE DECEMBER 31, 2005                 9,336         644,899           (1,735)         652,500
NET LOSS FOR THE YEAR                        --         (94,768)              --          (94,768)
LOSS ON TRANSLATION                          --              --          (34,877)         (34,877)
                                                                                      -----------
COMPREHENSIVE LOSS                           --              --               --         (129,645)
                                    -----------     -----------      -----------      -----------
BALANCE DECEMBER 31, 2006           $     9,336     $   550,131      $   (36,612)     $   522,855
                                    ===========     ===========      ===========      ===========


The accompanying notes are an integral part of these financial statements.

                                      -11-

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
STATEMENTS OF CASH FLOWS
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


                                                     FOR THE YEAR   FOR THE YEAR
                                                        ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2006           2005
                                                      ---------      ---------


CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                              $ (94,768)     $(111,758)
 Adjustment to reconcile net loss to net cash
  used for operating activities:
  Depreciation                                           54,906         48,829
Changes in operating assets and liabilities:
  Increase in accounts receivable                      (330,019)       (95,517)
  Increase (decrease) in deposits                       (87,057)       247,405
  Decrease in taxes                                     (24,995)      (285,933)
  Increase in accounts payable and other
    liabilities                                         463,502         21,844
                                                      ---------      ---------
NET CASH USED FOR OPERATING ACTIVITIES                  (18,431)      (175,131)


CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of fixed assets                              (29,070)       (36,504)
                                                      ---------      ---------
NET CASH USED FOR INVESTING ACTIVITIES                  (29,070)       (36,504)



EFFECT OF EXCHANGE RATE CHANGES ON CASH                  (1,055)        14,080
                                                      ---------      ---------
NET DECREASE IN CASH                                    (48,556)      (197,554)
Cash - Beginning                                         69,524        267,078
                                                      ---------      ---------

CASH - Ending                                         $  20,968      $  69,524
                                                      =========      =========


   The accompanying notes are an integral part of these financial statements.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


NOTE NO. 1 OPERATIONS

THE COMPANY'S BUSINESS IS THE OFFERING OF ALL TYPES OF SERVICES IN THE BRANCHES OF MARKETING, PUBLICITY, PROMOTION OF SALES, ADMINISTRATION OF SALES AND INDUSTRIAL RELATIONS.

NOTE NO. 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE CONTINUATION IS A SUMMARY OF SIGNIFICANT ACCOUNTING UTILIZED IN THE PREPARATION OF THE FINANCIAL STATEMENTS.

A) PROPERTY AND EQUIPMENT.

THE PROPERTY AND EQUIPMENT ARE RECORDED AT COST. THE MODIFICATIONS AND IMPROVEMENTS OF IMPORTANCE ARE CAPITALIZED WHILE THE REPLACEMENTS, REPAIRS AND MAINTENANCE THAT DO NOT PROLONG THE LIFE OF THE ASSETS ARE EXPENSED.

B) DEPRECIATION

DEPRECIATION IS CALCULATED USING THE STRAIGHT LINE METHOD USING THEE FOLLOWING ANNUAL RATES.

FURNITURE AND FIXTURES                       10%
COMPUTERS                                    30%
TRUCKS AND AUTOS                             25%



THE COST OF ADQUISITION, THE DEPRECIATION ACCUMULATED AND THE BOOK VALUE OF THE PROPERTY AND EQUIPMENT TO DECEMBER 31, 2006 AND 2005 ARE AS FOLLOWS:

                                                December 31, 2006
                                   --------------------------------------------
                                                   Accumulated
                                      Cost         Depreciation          Net
                                   ----------      ------------      ----------

Furniture and fixtures                 96,134           48,399           47,735
Computers                             141,534           94,770           46,764
Trucks and autos                      129,252          100,924           28,328
                                   ----------       ----------       ----------

TOTAL                                 366,920          244,093          122,827
                                   ==========       ==========       ==========


                                                December 31, 2005
                                   --------------------------------------------
                                                   Accumulated
                                      Cost         Depreciation          Net
                                   ----------      ------------      ----------

Furniture and fixtures                 96,184           39,484           56,701
Computers                             115,617           76,505           39,112
Trucks and autos                      131,239           76,102           55,136
                                   ----------       ----------       ----------

TOTAL                                 343,040          192,091          150,949
                                   ==========       ==========       ==========

B) COMPENSATIONS AND PAYMENTS TO RETIREES

WORKERS ARE ENTITLED BY LAW TO COMPENSATION WHEN THEY LEAVE THE COMPANY IN ACCORDANCE WITH HOW LONG THEY HAVE BEEN WITH THE COMPANY. THE COMPANY RECORDS THE EXPENSE IN THE PERIOD IN WHICH THEY PAY THE WORKERS.

NOTE NO. 3 CAPITAL STOCK

THE CAPITAL STOCK IS A HUNDRED THOUSAND PESOS REPRESENTED BY 100 NOMINATIVE SHARES WITH A FACE VALUE OF A THOUSAND PESOS PER SHARE.


NOTES NO. 4 RESTRICTIONS ON RETAINED EARNINGS

A) THERE IS NO TAX ON DIVIDENDS PAID OUT OF "FISCAL EARNINGS NET" IF IN COMPLIANCE WITH ARTICLE 88 OF THE TAX LAW.. IN THE EVENT THAT PAYMENT DOES NOT COME FROM THE BALANCE OF THAT ACCOUNT, THE RETAINED TAX OF 29% WILL BE WITHHELD. DIVIDENDS CANNOT EXCEED THE RETAINED EARNINGS.

B) 5% OF NET INCOME EACH YEAR SHOULD BE PUT INTO A LEGAL RESERVE UNTIL THE LEGAL RESERVE EQUALS 20% OF CAPITAL. THIS RESERVE CANNOT BE PAID OUT EXCEPT AS STOCK DIVIDEND.


NOTE NO. 5 CONTINGENT LIABILITIES

ACCORDING TO THE FEDERAL LABOR LAW , THE COMPANY HAS A CONTINGENT LIABILITY FOR PAYMENTS OF EATS, INDEMINFICATIONS TO EMPLOYEES AND WORKERS WHO LEAVE UNDER CERTAIN CIRCUMSTANCES AS NOTED IN THE NOTE NO. 2 ABOVE. THE COMPANY DOES NOT RECORD ANY LIABILITY FOR SUCH PAYMENT TO BE MADE.

(iii)
GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
BALANCE SHEETS
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


                                                   June 30,        December 31,
                                                     2007             2006
                                                  -----------      -----------
ASSETS
Current assets:

Cash and cash equivalents                         $    14,613      $    20,968
Accounts receivable                                 2,026,500        1,127,000
Prepaid and deposits                                   17,219           44,026
Investments                                           298,390               --
                                                  -----------      -----------
     TOTAL CURRENT ASSETS                           2,356,722        1,191,994

Property and equipment                                404,374          366,920
Depreciation                                         (246,025)        (244,093)
                                                  -----------      -----------
Property and equipment (net)                          158,349          122,827
                                                  -----------      -----------
   TOTAL ASSETS                                   $ 2,515,071      $ 1,314,821
                                                  ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

Accounts payable                                  $   251,361      $   368,239
Accrued expenses                                      258,186          281,605
Accrued taxes                                         996,284          142,122
                                                  -----------      -----------
  TOTAL CURRENT LIABILITIES                         1,505,831          791,966

Stockholders' equity:

Paid-in capital                                         9,336            9,336
Accumulated other comprehensive loss                  (55,453)         (36,612)
Retained earnings                                     550,131          644,899
Current year income (loss)                            505,226          (94,768)
                                                  -----------      -----------
   TOTAL STOCKHOLDERS' EQUITY                       1,009,240          522,855


   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 2,515,071      $ 1,314,821
                                                  ===========      ===========


   The accompanying notes are an integral part of these financial statements.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
STATEMENTS OF OPERATIONS
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)

                                                                    FOR THE SIX
                                                                      MONTHS
                                                                       ENDED
                                                                   JUNE 30, 2007
                                                                   -------------


REVENUES FROM SERVICES                                              $12,636,039
COST OF SERVICES                                                     11,035,034
                                                                    -----------


GROSS PROFIT                                                          1,601,005

OPERATING EXPENSES
 General and administrative expenses                                  1,099,650
                                                                    -----------
TOTAL OPERATING EXPENSES                                              1,099,650


NET PROFIT FROM OPERATIONS                                              501,355

OTHER INCOME AND (EXPENSE)
 Interest income                                                          3,871
 Provision for income taxes                                                  --
                                                                    -----------
NET PROFIT                                                          $   505,226
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
STATEMENTS OF CASH FLOWS
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


                                                                    FOR THE SIX
                                                                      MONTHS
                                                                       ENDED
                                                                   JUNE 30, 2007
                                                                   -------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                            $ 505,226
 Adjustment to reconcile net loss to net cash
  used for operating activities:
  Depreciation                                                            1,932
Changes in operating assets and liabilities:
  Increase in accounts receivable                                      (899,500)
  Decrease in deposits                                                   26,807
  Increase in taxes                                                     854,162
  Decrease in accounts payable and other
    liabilities                                                        (140,297)
                                                                      ---------
NET CASH USED FOR OPERATING ACTIVITIES                                  348,330

CASH FLOWS FROM INVESTING ACTIVITIES
  Investments                                                          (298,390)
  Purchase of fixed assets                                              (37,454)
                                                                      ---------
NET CASH USED FOR INVESTING ACTIVITIES                                 (335,844)

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                 (18,841)
                                                                      ---------
NET DECREASE IN CASH                                                     (6,355)
Cash - Beginning                                                         20,968
                                                                      ---------

CASH - Ending                                                         $  14,613
                                                                      =========


   The accompanying notes are an integral part of these financial statements.

GRUPO SUR PROMOCIONES DE MEXICO S.A. DE C.V.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(TRANSLATED FROM MEXICAN PESOS TO U.S. DOLLARS-UNAUDITED IN U.S. DOLLARS)


NOTE NO. 1 OPERATIONS

THE COMPANY'S BUSINESS IS THE OFFERING OF ALL TYPES OF SERVICES IN THE BRANCHES OF MARKETING, PUBLICITY, PROMOTION OF SALES, ADMINISTRATION OF SALES AND INDUSTRIAL RELATIONS.

NOTE NO. 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE CONTINUACION IS A SUMMARY OF SIGNIFICANT ACCOUNTING UTILIZED IN THE PREPARATION OF THE FINANCIAL STATEMENTS.

C) PROPERTY AND EQUIPMENT.

THE PROPERTY AND EQUIPMENT ARE RECORDED AT COST. THE MODIFICATIONS AND IMPROVEMENTS OF IMPORTANCE ARE CAPITALIZED WHILE THE REPLACEMENTS, REPAIRS AND MAINTENANCE THAT DO NOT PROLONG THE LIFE OF THE ASSETS ARE EXPENSED.

B) DEPRECIATION

DEPRECIATION IS CALCULATED USING THE STRAIGHT LINE METHOD USING THEE FOLLOWING ANNUAL RATES.

FURNITURE AND FIXTURES               10%
COMPUTERS                            30%
TRUCKS AND AUTOS                     25%

C) COMPENSATIONS AND PAYMENTS TO RETIREES

WORKERS ARE ENTITLED BY LAW TO COMPENSATION WHEN THEY LEAVE THE COMPANY IN ACCORDANCE WITH HOW LONG THEY HAVE BEEN WITH THE COMPANY. THE COMPANY RECORDS THE EXPENSE IN THE PERIOD IN WHICH THEY PAY THE WORKERS.


NOTE NO. 3 CAPITAL STOCK

THE CAPITAL STOCK IS A HUNDRED THOUSAND PESOS REPRESENTED BY 100 NOMINATIVE SHARES WITH A FACE VALUE OF A THOUSAND PESOS PER SHARE.


NOTES NO. 4 RESTRICTIONS ON RETAINED EARNINGS

A) THERE IS NO TAX ON DIVIDENDS PAID OUT OF "FISCAL EARNINGS NET" IF IN COMPLIANCE WITH ARTICLE 88 OF THE TAX LAW.. IN THE EVENT THAT PAYMENT DOES NOT COME FROM THE BALANCE OF THAT ACCOUNT, THE RETAINED TAX OF 29% WILL BE WITHHELD. DIVIDENDS CANNOT EXCEED THE RETAINED EARNINGS.

B) 5% OF NET INCOME EACH YEAR SHOULD BE PUT INTO A LEGAL RESERVE UNTIL THE LEGAL RESERVE EQUALS 20% OF CAPITAL. THIS RESERVE CANNOT BE PAID OUT EXCEPT AS STOCK DIVIDEND.


NOTE NO. 5 CONTINGENT LIABILITIES

ACCORDING TO THE FEDERAL LABOR LAW , THE COMPANY HAS A CONTINGENT LIABILITY FOR PAYMENTS OF EATS, INDEMINFICATIONS TO EMPLOYEES AND WORKERS WHO LEAVE UNDER CERTAIN CIRCUMSTANCES AS NOTED IN THE NOTE NO. 2 ABOVE. THE COMPANY DOES NOT RECORD ANY LIABILITY FOR SUCH PAYMENT TO BE MADE.